                                                                Exhibit 4(b)(3)

===============================================================================


                               PUBLIC SERVICE COMPANY
                                    OF COLORADO

                                         TO

                              FIRST TRUST OF NEW YORK,
                                NATIONAL ASSOCIATION,


                                                                     as Trustee

                            ---------------------------

                          SUPPLEMENTAL INDENTURE NO. [   ]


                     Dated as of [                            ]


                           Supplemental to the Indenture
                            dated as of October 1, 1993

                            ---------------------------

                 Establishing the Securities of Series No._[___]
                          designated [First Collateral
                          Trust Bonds, Series No. {__}]*
                   [Secured Medium-Term Notes, Series_{___}]**

===============================================================================

*    For bonds.
**  For medium-term notes.

          SUPPLEMENTAL INDENTURE NO. [___], dated as of [__________________], between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association (hereinafter sometimes called the "Trustee"), as successor trustee to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the "Original Indenture"), as previously supplemented and as further supplemented by this Supplemental Indenture No. [___]. The Original Indenture and any and all indentures and other instruments supplemental thereto are hereinafter sometimes collectively called the "Indenture".

                               Recitals of the Company

          The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities.

          The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for the purpose of establishing various series of bonds and of appointing the successor trustee.

          The Company desires to establish a series of Securities to be designated ["First Collateral Trust Bonds, Series No. {___}"] ["Secured Medium Term Notes, Series {___}", being a series of First Collateral Trust Bonds], such series of Securities to be hereinafter sometimes called "Series No. [___]".

          The Company has duly authorized the execution and delivery of this Supplemental Indenture No. [___] to establish the Securities of Series No. [___] and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. [___] a valid agreement of the Company, and to make the Securities of Series No. [___] valid obligations of the Company, have been performed.


                                   Granting Clauses

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. [___] WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

                                Granting Clause First

          All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. [___], in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation [(a) all lands and interests in land described or referred to in Schedule B hereto]; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;


                                Granting Clause Second

          Subject to the applicable exceptions permitted by Section 810(c),
Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. [___] shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. [___];

                                Granting Clause Fourth

          All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

                                  Excepted Property

          Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

          TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

          SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture (including, but not limited to, the Lien of the PSCO 1939 Mortgage), (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

          IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

          PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted, shall be and remain in full force and effect; and

          THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

                                     ARTICLE ONE

                            Securities of Series No. [   ]

          There are hereby established the Securities of Series No. [   ], which
shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of
Section 301 of the Original Indenture):

               (a)  the title of the Securities of such series shall be ["First
          Collateral Trust Bonds, Series No. {   }"] ["Secured Medium-Term
          Notes, Series {   }", being a series of First Collateral Trust Bonds];
          provided, however, that, at any time after the PSCO 1939 Mortgage shall have been satisfied and discharged, the Company shall have the right, without any consent or other action by the Holders of such Securities, to change such title in such manner as shall be deemed by the Company to be appropriate to reflect such satisfaction and discharge, such change to be evidenced in an Officer's Certificate;

               (b)  there shall be no limit upon the aggregate principal amount
          of the Securities of Series No. [   ] which may be authenticated and
          delivered under the Indenture.  The Securities of Series No. [   ]
          shall be initially authenticated and delivered from time to time in the aggregate principal amount of [up to] $[___________];

               (c)  interest on the Securities of Series No. [   ] shall be
          payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Security attached as Exhibit A hereto;

               (d)  the principal of [the Securities] [each Security]*
          of Series No. [   ] shall be payable on [   ] [such date as is
          specified in the Officer's Certificate applicable to such Security]*;

               (e) [the Securities of Series No. {___} shall bear interest at the rate of {_______} per centum ({____%}) per annum; interest shall accrue on the Securities of Series No. {___} from {___________}, or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be {___________} and {_________} in each year, commencing {_________}, and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be {__________} and

------------------------
* For medium-term notes

          {___________} in each year, respectively (whether or not a Business
          Day)]*; [an Officer's Certificate with respect to each Security of Series No. {___} shall specify the rate at which such Security of Series No. [___] shall bear interest, the date from which interest shall accrue, the Interest Payment Dates if other than ______{____} and _______ {____} of each year and the Regular Record Dates with respect to the Interest Payment Dates if other than ______ {___} and _______ {___}]**;

               (f) the Corporate Trust Office of First Trust of New York, National Association, in New York, New York shall be the place at which (i) the principal of [,premium, if any,] and interest, if any, on the Securities of Series No. [___] shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and First Trust of New York, National Association, shall be the Security Registrar for the Securities; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Denver, Colorado as any such place or itself as the Security Registrar;

               (g)  the Securities of Series No. {   } [shall not be redeemable
          prior to _____________________.  On and after that date, the
          Securities of Series No. {   } ]


-------------------------------
*   For bonds.
**  For medium-term notes.

[shall be redeemable in whole or in part, at the option of the Company, during the period, at the prices and upon the conditions and terms as set forth below:

                    If Redeemed in the             If Redeemed in the
                  12 Month Period Ending         12 Month Period Ending
                    on the last day of             on the last day of

              _____________       Premium    _____________       Premium
              20__                  __%      20__                  __%
              20__                  __%      20__                  __%

              20__                  __%      20__                  __%

              20__                  __%      20__                  __%

              20__                  __%      20__                  __%
              20__                  __%      20__                  __%


          [each Security of Series No. {   } shall be redeemable only if and to
the extent specified in the Officer's Certificate applicable to such Security of
Series No. {   }];*

               (h)  not applicable [to any Security of Series No. {   }, except
          to the extent specified in the Officer's Certificate applicable to a
          particular Security of Series No. {   };*

               (i)  [not applicable] [the Securities of Series No. {   } shall
          be issuable in denominations of $100,000 and any greater amount which is an integral multiple of $1,000];*

               (j)  not applicable;

               (k)  not applicable;

               (l)  not applicable;

               (m)  not applicable;


------------------------------
*  For medium-term notes.

               (n)  not applicable [to any Security of Series No. {   }, except
          to the extent specified in the Officer's Certificate applicable to a
          particular Security of Series No. {   }];*

               (o)  not applicable;

               (p)  not applicable;

               (q)  [each Security of Series No. {   } is to be initially
          registered in the name of Cede & Co., as nominee for The Depository
          Trust Company (the "Depositary").  The Securities of Series No. {   }
          shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

               (i)  a Security of Series No. {   } may be transferred in whole,
          and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

               (ii) a Security of Series No. {   } may be exchanged for
          certificated notes registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

                    (A) The Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary
               with respect to such Security of Series No. {   } or the Company
               becomes aware that the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in any such case, the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such
               Security of Series No. {   };

                    (B) The Company shall have delivered to the Trustee a Company Order to the effect that such Security of Series No.
               {   } shall be so exchangeable on and after a date specified
               therein; or

                    (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and
               (3) there shall have been delivered to the Company and the Trustee an Opinion of

               Counsel to the effect that the interests of the beneficial owners
               of such Security of Series No. {   } in respect thereof will be
               materially impaired unless such owners become Holders of certificated notes.]

               (r)  not applicable;

               (s)  no service charge shall be made for the registration of
          transfer or exchange of any Securities of Series No. [   ] [, or any
          Tranche thereof;] provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any such exchange or transfer;

               (t)  not applicable;

               (u) [(i) if the Company shall have caused the Company's indebtedness in respect of any Security of Series No. {___} to have been satisfied and discharged prior to the Maturity of such Security of Series No. {___}, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any such Security of Series No. {___} on such date stating
          (A)(1) the aggregate principal amount of such Security of Series No. {___} and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Security of Series No. {___}) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Security of Series No. {___} and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Security of Series No. {___} holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company's indebtedness in respect of such Security of
          Series No. {   }. Thereafter, the Company shall, within forty-five
          (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Security of
          Series No. {   } a notice containing (X) such information as may be
          necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Security of Series
          No. {   } or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a
          Holder of such Security of Series No. {   }, as the case may be (such
          information to be set
          forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any
          beneficial owner of such Security of Series No. {   } holding through
          such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income
          tax purposes with respect to such Security of Series No. {   } or
          such assets for such year or portion thereof, as the case may be.
          The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and United States Treasury regulations thereunder.

               (ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holder of such
          Security of Series No. {   } will not recognize income, gain or loss
          for federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect of such Security of
          Series No. {   } and such Holder will be subject to federal income
          taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

               (iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused the applicable
          Security of Series No. {   } to be deemed to have been paid for
          purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge
          of its indebtedness in respect of such Security of Series No. {   }
          pursuant to such Section.]

               (v)   each Security of Series No. [   ] shall be substantially in
          the form attached as Exhibit A hereto and shall have such further terms as are set forth in such form.

                                     ARTICLE TWO

                               Miscellaneous Provisions

          This Supplemental Indenture No. [   ] is a supplement to the
Original Indenture. As previously supplemented and further supplemented by
this Supplemental Indenture No. [   ], the Original Indenture is in all
respects ratified, approved and confirmed, and the Original Indenture, all
previous supplements thereto and this Supplemental Indenture No. [   ] shall
together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture No. [   ] to be duly executed as of the day and year first above
written.

                                       PUBLIC SERVICE COMPANY OF
                                        COLORADO



                                       By:
                                          ------------------------------------
                                          [Name]
                                          Executive Vice President


                                       FIRST TRUST OF NEW YORK
                                        NATIONAL ASSOCIATION, Trustee



                                       By:
                                          ------------------------------------
                                          [Name]
                                         Vice President

STATE OF COLORADO             )
                              )  ss.:
CITY AND COUNTY OF DENVER     )



          On the _____ day of __________ 1997, before me personally came _________________ _____________, to me known, who, being by me duly sworn, did
depose and say that [    ] is a _________________________ of Public Service
Company of Colorado, one of the corporations described in and which executed the
foregoing instrument; and that [     ] signed [     ] name thereto by authority
of the Board of Directors of said corporation.




                                       --------------------------------------
                                                    Notary Public

STATE OF NEW YORK             )
                              )  ss.:
CITY AND COUNTY OF NEW YORK   )



          On the _____ day of ______________, 1997, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that [ ] is a _________________________ of First Trust of New York, National Association, the national banking association described in and which executed the foregoing instrument; and that [ ] signed [ ] name thereto by authority of the Board of Directors of said national banking corporation.




                                       --------------------------------------
                                                    Notary Public

                                                                    EXHIBIT A-1
                                   FORM OF SECURITY

(See legend at the end of this Security for restrictions on transfer and change of form)


                      PUBLIC SERVICE COMPANY OF COLORADO

                 First Collateral Trust Bond, Series No. {  }




[Original Interest Accrual Date:]                Regular Record Dates:
Interest Rate:
Default Rate:
Stated Maturity:
Interest Payment Dates:

                                                 {OID:  Yes __ No__
                                                 Total Amount of OID (%):
                                                 Yield to Maturity (%):
                                                 Initial Accrual Period OID (%):
                                                 (Constant - Yield Method)}

                     [This Security is not a Discount Security
               within the meaning of the within-mentioned Indenture.]

                           -----------------------------

Principal Amount                                           Registered No.
$                                                          CUSIP

          PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

          , or registered assigns, the principal sum of

          Dollars on the Stated Maturity specified above [(or any Redemption Date or Repayment Date as defined below)], and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Interest Accrual Date specified above, and at Maturity, at the Interest Rate per annum specified above, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly provided for and, to the extent that payment of such interest shall be legally enforceable, at the Default Rate per annum specified above on any overdue payment of principal, [premium, if any,] and/or interest. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted
Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or paid in such other manner as permitted by the Indenture.

          Payment of the principal of [and premium, if any, on] this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of First Trust of New York, National Association, in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of [and premium, if any,] and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular securities, being herein called the "Indenture"), between the Company and First Trust of New York, National Association, as successor trustee (herein called the "Trustee," which term includes any further successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

          If any Interest Payment Date[, any Redemption Date] or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date[, Redemption Date] or Stated Maturity, as the case may be, to such Business Day.

          [This Security is not subject to redemption prior to the Stated Maturity hereof.]

          [This Security is subject to redemption at any time on or after ______, as a whole at any time or from time to time in part, at the option of the Company, at a redemption price equal to the principal amount hereof, plus accrued interest to the date fixed for redemption, together with the applicable premium, equal to a percentage of the principal amount hereof, set forth in the table below:

                    If Redeemed in the             If Redeemed in the
                  12 Month Period Ending         12 Month Period Ending
                    on the last day of             on the last day of

              _____________       Premium    _____________       Premium
              20__                  __%      20__                  __%
              20__                  __%      20__                  __%

              20__                  __%      20__                  __%

              20__                  __%      20__                  __%

              20__                  __%      20__                  __%
              20__                  __%      20__ and thereafter   __%]

          [Notwithstanding the foregoing, the Company may not, prior to _____, redeem this Security as contemplated above as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an effective interest cost to the Company (calculated in accordance with generally accepted financial practice) less than the effective interest cost to the Company (similarly calculated) of this Security.]

          [Insert provisions, if any, for redemption pursuant to a sinking fund or analogous provision or at the option of the holder.]

          [Notice of redemption shall be given by mail to the Holder of this Security, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for this Security, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, on this Security; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security].

          [In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, for the unredeemed portion hereof and otherwise having the same terms as this Security will be issued in the name of the Holder hereof upon the cancellation hereof.]

          If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient, to pay when due the principal of and [premium, if any, and] interest on this Security when due.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of First Trust of New York, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the Corporate Trust Office of First Trust of New York, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

          [The Company shall not be required to execute or provide for the registration of transfer of or the exchange of (a) Securities of this series during a period of 15 day immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.]

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          As used herein "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of the principal of, or premium, if any, or interest on this Security, are generally authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          As provided in the Indenture, no recourse shall be had for the payment of the principal of[, premium, if any,] or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

          Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal and to be hereunto affixed and attested.


                              PUBLIC SERVICE COMPANY OF
                                COLORADO



                              By:
                                  ------------------------------------------
                                  Executive Vice President

Attest:


------------------------
Secretary


                         CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
      -------------------

FIRST TRUST OF NEW YORK,        OR        FIRST TRUST OF NEW YORK,
NATIONAL ASSOCIATION,                     NATIONAL ASSOCIATION,
AS TRUSTEE                                AS TRUSTEE

By:                                       By:  [                     ]
   ----------------------                    ---------------------------
                                               AS AUTHENTICATING AGENT

                                          By:
                                             ---------------------------
                                                 Authorized Officer

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO

ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY MAY NOT BE TRANSFERRED OR EXCHANGED, NOR MAY ANY PURPORTED TRANSFER BE REGISTERED, EXCEPT (i) THIS SECURITY MAY BE TRANSFERRED IN WHOLE, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, IF SUCH TRANSFER IS BY CEDE & CO., AS NOMINEE FOR THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY"), TO THE DEPOSITARY, OR BY THE DEPOSITARY TO ANOTHER NOMINEE THEREOF, OR BY ANY NOMINEE OF THE DEPOSITARY TO ANY OTHER NOMINEE THEREOF, OR BY THE DEPOSITARY OR ANY NOMINEE THEREOF TO ANY SUCCESSOR SECURITIES DEPOSITARY OR ANY NOMINEE THEREOF; AND (ii) THIS SECURITY MAY BE EXCHANGED FOR DEFINITIVE SECURITIES REGISTERED IN THE RESPECTIVE NAMES OF THE BENEFICIAL HOLDERS HEREOF, AND THEREAFTER SHALL BE TRANSFERABLE WITHOUT RESTRICTIONS IF: (A) THE DEPOSITARY, OR ANY SUCCESSOR SECURITIES DEPOSITARY, SHALL HAVE NOTIFIED THE COMPANY AND THE TRUSTEE THAT IT IS UNWILLING OR UNABLE TO CONTINUE TO ACT AS SECURITIES DEPOSITARY WITH RESPECT TO THE SECURITIES OR THE COMPANY BECOMES AWARE THAT THE DEPOSITARY HAS CEASED TO BE A CLEARING AGENCY REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IN ANY SUCH CASE THE TRUSTEE SHALL NOT HAVE BEEN NOTIFIED BY THE COMPANY WITHIN NINETY (90) DAYS OF THE IDENTITY OF A SUCCESSOR SECURITIES DEPOSITARY WITH RESPECT TO THE SECURITIES; (B) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE AN OFFICER'S CERTIFICATE TO THE EFFECT THAT THE SECURITIES SHALL BE SO EXCHANGEABLE ON AND AFTER A DATE SPECIFIED THEREIN; OR
(C)(1) AN EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, (2) THE TRUSTEE SHALL HAVE GIVEN NOTICE OF SUCH EVENT OF DEFAULT PURSUANT TO SECTION 1102 OF THE INDENTURE AND (3) THERE SHALL HAVE BEEN DELIVERED TO THE COMPANY AND THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT THE INTERESTS OF THE BENEFICIAL OWNERS OF THE SECURITIES IN RESPECT THEREOF WILL BE MATERIALLY IMPAIRED UNLESS SUCH OWNERS BECOME HOLDERS OF DEFINITIVE SECURITIES.

                           -------------------------

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------
    [please insert social security or other identifying number of assignee]

-------------------------------------------------------------------------------
            [please print or typewrite name and address of assignee]

-------------------------------------------------------------------------------
the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint ______________________________, Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:
        ------------------
                              ---------------------------------------
                              Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

                                                                    EXHIBIT A-2

                                FORM OF SECURITY
                 (See legend at the end of this Security for restrictions on transfer and change of form)


                      PUBLIC SERVICE COMPANY OF COLORADO

                    Secured Medium-Term Note, Series {   }
                    (being a First Collateral Trust Bond)



Original Issue Date:                    Regular Record Dates:
Interest Rate:                          Initial Redemption Date:
Default Rate:                           Initial Redemption Percentage:
Stated Maturity:                        Annual Redemption Percentage Reduction:
Interest Payment Dates:                 Optional Repayment Dates:
Addendum Attached
[  ]Yes                                 Other/Additional Provisions:
[  ] No


                     This Note is not a Discount Security
            within the meaning of the within-mentioned Indenture.

                           -------------------------

Principal Amount                                  Registered No.
$                                                 CUSIP

          PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to, or registered assigns, the principal sum of

          Dollars on the Stated Maturity specified above (or any Redemption Date or Repayment Date as defined below), and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Issue Date specified above, and at Maturity, at the Interest Rate per annum specified above, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly provided for and, to the extent that payment of such interest shall be legally enforceable, at the Default Rate per annum specified above on any overdue payment of principal, premium, if any, and/or interest. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date except that if the Original Issue Date of this Note is after the Regular Record Date specified above and before the corresponding Interest Payment Date, the first payment of interest on this Note shall be made to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date with respect to the next succeeding Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 15 days prior to such Special Record Date, or paid in such other manner as permitted by the Indenture.

          Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified on the face hereof, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

          Payment of the principal of and premium, if any, on this Note and interest hereon at Maturity shall be made upon presentation of this Note (and with respect to any applicable repayment of this Note, a duly completed election form as contemplated below) at the Corporate Trust Office of First Trust of New York, National Association, in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Note (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and premium, if any, and interest on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular securities, being herein called the "Indenture"), between the Company and First Trust of New York, National Association, as successor trustee (herein called the "Trustee," which term includes any further successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Note is one of the series designated above.

          If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Note on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

          Unless otherwise specified in an Addendum attached hereto, this Note shall not be subject to any sinking fund or other mandatory redemption and, unless otherwise specified on the face hereof in accordance with the provisions of the following four paragraphs, this Note is not subject to optional redemption or repayment prior to the Stated Maturity hereof.

          This Note is subject to redemption at the option of the Company at any time on or after the Initial Redemption Date, if any, specified on the face hereof, as a whole at any time or from time to time in part, in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000), at the Redemption Price (as defined below), plus unpaid accrued interest hereon to the date fixed for redemption (each, a "Redemption Date"). The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage, if any, specified on the face hereof until the Redemption Price is 100% of the unpaid principal amount to be redeemed.

          Notice of redemption shall be given by mail to the Holder of this Note, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the

Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for this Note, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, on this Note; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Note.

          In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof and otherwise having the same terms as this Note will be issued in the name of the Holder hereof upon the cancellation hereof.

          This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000), at a repayment price equal to 100% of the unpaid principal amount to be repaid, plus unpaid interest accrued hereon to the date fixed for repayment (each a "Repayment Date"). For this Note to be repaid, this Note must be received not more than 60 nor less than 30 calendar days prior to the Repayment Date, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office in New York, New York or such other office or agency as may be designated by the Company from time to time. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          As provided in the Indenture and subject to certain limitations therein set forth, this Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient, to pay when due the principal of and premium, if any, and interest on this Note when due.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of First Trust of New York, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes of this series are issuable only as registered Notes, without coupons, and in denominations of $100,000 and in any greater amount in integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Note or Notes to be exchanged at the Corporate Trust Office of First Trust of New York, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

          The Company shall not be required to execute or provide for the registration of transfer of or the exchange of this Note during a period of 15 days immediately preceding the date notice is given calling this Note or any part hereof for redemption, except with respect to the unredeemed portion of any Note being redeemed in part.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

          As used herein "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of the principal of, or premium, if any, or interest on this Note, are generally authorized or required by law, regulation or executive order to remain closed. All other terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

          Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal and to be hereunto affixed and attested.


                                        PUBLIC SERVICE COMPANY OF
                                         COLORADO



                                        By:
                                            -------------------------------
                                            Executive Vice President


Attest:

-----------------------------------
          Secretary


                            CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:
      -----------------

FIRST TRUST OF NEW YORK,           OR        FIRST TRUST OF NEW YORK,
NATIONAL ASSOCIATION,                        NATIONAL ASSOCIATION,
 AS TRUSTEE                                    AS TRUSTEE

By:                                          BY:  [         ]
   --------------------------------               AS AUTHENTICATING AGENT

                                             By:
                                                ---------------------------
                                                  Authorized Officer

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO

ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS NOTE MAY NOT BE TRANSFERRED OR EXCHANGED, NOR MAY ANY PURPORTED TRANSFER BE REGISTERED, EXCEPT (i) THIS NOTE MAY BE TRANSFERRED IN WHOLE, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, IF SUCH TRANSFER IS BY CEDE & CO., AS NOMINEE FOR THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY"), TO THE DEPOSITARY, OR BY THE DEPOSITARY TO ANOTHER NOMINEE THEREOF, OR BY ANY NOMINEE OF THE DEPOSITARY TO ANY OTHER NOMINEE THEREOF, OR BY THE DEPOSITARY OR ANY NOMINEE THEREOF TO ANY SUCCESSOR SECURITIES DEPOSITARY OR ANY NOMINEE THEREOF; AND (ii) THIS NOTE MAY BE EXCHANGED FOR DEFINITIVE NOTES REGISTERED IN THE RESPECTIVE NAMES OF THE BENEFICIAL HOLDERS HEREOF, AND THEREAFTER SHALL BE TRANSFERABLE WITHOUT RESTRICTIONS IF: (A) THE DEPOSITARY, OR ANY SUCCESSOR SECURITIES DEPOSITARY, SHALL HAVE NOTIFIED THE COMPANY AND THE TRUSTEE THAT IT IS UNWILLING OR UNABLE TO CONTINUE TO ACT AS SECURITIES DEPOSITARY WITH RESPECT TO THE NOTES OR THE COMPANY BECOMES AWARE THAT THE DEPOSITARY HAS CEASED TO BE A CLEARING AGENCY REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IN ANY SUCH CASE THE TRUSTEE SHALL NOT HAVE BEEN NOTIFIED BY THE COMPANY WITHIN NINETY (90) DAYS OF THE IDENTITY OF A SUCCESSOR SECURITIES DEPOSITARY WITH RESPECT TO THE NOTES; (B) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE AN OFFICER'S CERTIFICATE TO THE EFFECT THAT THE NOTES SHALL BE SO EXCHANGEABLE ON AND AFTER A DATE SPECIFIED THEREIN; OR (C)(1) AN EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, (2) THE TRUSTEE SHALL HAVE GIVEN NOTICE OF SUCH EVENT OF DEFAULT PURSUANT TO SECTION 1102 OF THE INDENTURE AND
(3) THERE SHALL HAVE BEEN DELIVERED TO THE COMPANY AND THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT THE INTERESTS OF THE BENEFICIAL OWNERS OF THE NOTES IN RESPECT THEREOF WILL BE MATERIALLY IMPAIRED UNLESS SUCH OWNERS BECOME HOLDERS OF DEFINITIVE NOTES.

                                 ------------

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------
    [please insert social security or other identifying number of assignee]

-------------------------------------------------------------------------------
           [please print or typewrite name and address of assignee]

-------------------------------------------------------------------------------
the within Note of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint ______________________________, Attorney, to transfer said Note on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:
      ---------------

                                        -----------------------------------
                                        NOTICE:  The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of the
                                        Security in every particular without
                                        alteration or enlargement or any
                                        change whatsoever.

                           OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at ___________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)

          For this Note to be repaid, the Trustee must receive at its Corporate Trust Office in New York, New York not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be a minimum of $100,000) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid). Principal Amount to be Repaid:  $
                -------------------     -----------------------------------

Date:                                   NOTICE:  The signature(s) on this Option
     ---------------                    to Elect Repayment must correspond with
                                        the name(s) as written upon the face of
                                        this Note in every particular, without
                                        alteration or enlargement or any change
                                        whatsoever.

                                                                    SCHEDULE A


                             SUPPLEMENTAL INDENTURES

     Date of                                         Principal       Principal
  Supplemental                                        Amount           Amount
    Indenture             Series of Bonds             Issued        Outstanding
  ------------            ---------------            ---------      -----------
November 1, 1993            Series No. 1            $134,500,000   $134,500,000

January 1, 1994      Series No. 2 due 2001 and      $102,667,000   $102,667,000
                       Series No. 2 due 2024        $110,000,000   $110,000,000

September 2, 1994          Appointment of               None           None
                         Successor Trustee

May 1, 1996            Series No. 3 due 2006        $125,000,000   $125,000,000

November 1, 1996   Series No. 4 due from 9 months   $250,000,000   $250,000,000
                   to 30 years from date of issue

February 1, 1997   Series No. 5 due from 9 months   $150,000,000   $100,000,000
                   to 30 years from date of issue

                                                                    SCHEDULE B

                             DESCRIPTION OF PROPERTY